Exhibit 99.3

December 5, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Dear Sirs:

Enclosed  are the  Certifications  of the  Chief  Executive  Officer  and  Chief
Financial Officer of Royal Precision, Inc. pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany our report on Form 10-K for the year ended May 31, 2002, as amended by Amendment No. 1, and further amended by Amendment No. 2 which is being filed this date.

Also enclosed are the Certifications of the Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 to accompany our report on Form 10-Q for the quarter ended August 31, 2002, amended by Amendment No. 1 which is being filed this date.

The Certifications are also being reported via our report on Form 8-K which is also being filed this date.

Sincerely,

ROYAL PRECISION, INC.

By: /s/ John C. Lauchnor
    ------------------------------
    John C. Lauchnor, President